UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2026

MEDICUS PHARMA LTD.
(Exact name of registrant as specified in its charter)

Ontario	001-42408	98-1778211
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

300 Conshohocken State Road, Suite 200
 Conshohocken, Pennsylvania, United States 19428
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (610) 540-7515

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common shares, no par value	MDCX	NASDAQ Capital Market
Warrants, exercisable for common shares	MDCXW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On November 4, 2026, Medicus Pharma Ltd. (the "Company" or "Medicus") issued a press release announcing a non-binding letter of intent in connection with a potential business combination (the "Business Combination") of its wholly-owned subsidiary, Skinject, Inc. and an undisclosed special purpose acquisition company ("SPAC").

Furnished as Exhibits 99.1 and 99.2 hereto and incorporated by reference herein are press releases issued in connection with the proposed business combination and related matters.

Important Information and Where To Find It

This Current Report on Form 8-K is provided for informational purposes only and contains information with respect to a potential Business Combination described herein. If the parties enter into definitive documentation regarding the Business Combination, it is anticipated that SPAC and/or Medicus will file relevant materials with the Securities and Exchange Commission (the "SEC"), including, as may be applicable, a registration statement on Form S-4, that includes a preliminary proxy statement/prospectus, and when available, a definitive proxy statement and final prospectus. Promptly after filing any Medicus definitive proxy statement with the SEC, Medicus will mail the definitive proxy statement and a proxy card to each shareholder entitled to vote at any applicable special shareholder meeting relating to the Business Combination. INVESTORS AND SHAREHOLDERS ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT SPAC OR MEDICUS FILE WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SPAC, MEDICUS, SKINJECT AND THE BUSINESS COMBINATION. Any definitive proxy statement, preliminary proxy statement and other relevant materials in connection with the transaction (if and when they become available), and any other documents filed by SPAC or Medicus with the SEC, may be obtained free of charge at the SEC's website (www.sec.gov).

Participants in the Solicitation

Medicus, SkinJect and their respective directors and executive officers may be deemed participants in the solicitation of proxies from Medicus' shareholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in Medicus and SkinJect will be included in any proxy statement for the Business Combination and be available at www.sec.gov. Information about Medicus' directors and executive officers and their ownership of Medicus' common shares is set forth in Medicus' proxy statement for its 2026 annual general and special meeting of shareholders, filed with the SEC (File No. 001-42408) on May 4, 2026. Additional information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement pertaining to the proposed Business Combination when it becomes available. These documents can be obtained free of charge at the SEC's website (www.sec.gov).

The SPAC and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of Medicus in connection with the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination will be included in any proxy statement for the proposed Business Combination when it becomes available.

Forward-Looking Statements

Certain information in this Current Report on Form 8-K constitutes "forward-looking statements" or "forward-looking information" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and other applicable securities laws (collectively, "forward-looking statements"). "Forward-looking statements" are defined as disclosure regarding the anticipated terms, structure and timing of the Business Combination, the contemplated valuation of SkinJect®, the proposed concurrent equity financing, including the amount, terms and anticipated use of proceeds thereof, the ability of the parties to complete due diligence and to negotiate and execute definitive agreements, the anticipated capitalization and ownership of the combined company, including Medicus' intention to retain majority economic and voting ownership of the combined company, the satisfaction of the minimum-cash condition and other closing conditions, including receipt of required board and shareholder approvals, completion of applicable SEC filings and registration requirements and stock exchange listing approval, the anticipated filing with the SEC of a registration statement on Form S-4 and a proxy statement/prospectus, the anticipated completion of the proposed Business Combination during the first half of 2027 or at all, the anticipated benefits of the proposed Business Combination to Medicus and its shareholders, the development of SkinJect® and the potential benefits thereof for those suffering with Gorlin Syndrome, the planned initiation, timing, design, conduct and results of the SKNJCT-005 registrational study in patients with Gorlin Syndrome, the Company's decision to develop SkinJect® exclusively for patients with Gorlin Syndrome, the development of Teverelix® and expectations concerning, and future outcomes relating to, the development, advancement and commercialization of Teverelix® for AURr, cardiovascular high-risk advanced prostate cancer, and women's health indications like endometriosis, the Company's strategy to advance select programs through Phase 2 proof-of-concept and key clinical and regulatory inflection points, the Company's capital-efficient portfolio strategy and the anticipated benefits thereof, the Company's co-development with Pfizer with respect to CD228V and the anticipated benefits thereof, the Company's ability to identify, negotiate and complete partnerships, licensing, co-development or other strategic transactions and the timing, terms and anticipated benefits thereof, the Company's plans and expectations relating to the development, manufacture and commercialization of CD228V across human therapeutic indications, including melanoma, squamous non-small cell lung cancer (NSCLC), head and neck squamous cell carcinoma (HNSCC) and esophageal cancer, and the potential market opportunities related to CD228V, SkinJect® and Teverelix® and the Company's other therapeutic assets.

Forward-looking statements are often, but not always, identified by the use of such terms as "propose," "may", "on track", "aim", "might", "will", "will likely result", "could," "designed," "would", "should", "estimate", "plan", "project", "forecast", "intend", "expect", "anticipate", "believe", "seek", "continue", "target", "goal", "strive", "prioritize", "pursue", "intended", "potential" or the negative and/or inverse of such terms or other similar expressions.

These statements involve known and unknown risks, uncertainties and other factors, which may cause actual results, performance or achievements to differ materially from those expressed or implied by such statements, including those risk factors described in the Company's annual report on form 10-K for the year ended December 31, 2025, and in the Company's other public filings on EDGAR and SEDAR+, which may impact, among other things, the trading price and liquidity of the Company's common shares. Forward-looking statements contained in this Current Report on Form 8-K are expressly qualified by this cautionary statement and reflect our expectations as of the date hereof and thus are subject to change thereafter. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Readers are further cautioned not to place undue reliance on forward-looking statements as there can be no assurance that the plans, intentions or expectations upon which they are placed will occur. Such information, although considered reasonable by management at the time of preparation, may prove to be incorrect and actual results may differ materially from those anticipated.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any vote, consent or approval in any jurisdiction in respect of the proposed Business Combination, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. This Current Report on Form 8-K does not constitute either advice or a recommendation regarding any securities. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

ITEM 9.01 EXHIBITS

Exhibit No.	Description
99.1	Press Release dated November 4, 2026
99.2	Press Release dated November 4, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MEDICUS PHARMA LTD.

By: /s/ Raza Bokhari
Name: Dr. Raza Bokhari
Title: Executive Chairman and Chief Executive Officer

Dated: November 4, 2026